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                                                                     EXHIBIT 1.1


                          AMERICAN GENERAL CAPITAL III

                              PREFERRED SECURITIES
           GUARANTEED TO THE EXTENT THAT AMERICAN GENERAL CAPITAL III
                             HAS FUNDS AVAILABLE BY


                          AMERICAN GENERAL CORPORATION



                             UNDERWRITING AGREEMENT


         American General Capital III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), and American General Corporation, a Texas corporation, as sponsor of the Trust and as guarantor (the "Company"), propose to enter into a Pricing Agreement (the "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the Pricing Agreement (such firms constituting the "Underwriters") certain preferred securities representing beneficial interests in the assets of the Trust. The preferred securities representing undivided beneficial interests in the assets of the Trust specified in Schedule II to the Pricing Agreement as Initial Preferred Securities are referred to as the "Initial Preferred Securities". If specified in the Pricing Agreement, the Trust may grant the Underwriters the right to purchase at their election an additional number of preferred securities representing undivided beneficial interests in the assets of the Trust, specified as provided in the Pricing Agreement as provided in Section 2 hereof (the "Option Preferred Securities"). The Initial Preferred Securities and the Option Preferred Securities, if any, which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively referred to as the "Preferred Securities". The Preferred Securities will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and Bankers Trust Company, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Preferred Securities and of the Trust's common securities (the "Common Securities") will be invested by the Trust in Junior Subordinated Debentures (the "Junior Subordinated Debentures") of the Company to be issued pursuant to a Junior Subordinated Indenture, dated as of November 15, 1997 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Debenture Trustee"). The Preferred Securities may be exchangeable into such Junior Subordinated Debentures or other property or securities if so specified in Schedule II to the Pricing Agreement. The offer and sale of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures (referred to herein, individually or together, as the "Securities") have been registered under the registration statement referred to in Section 1(a) below.

         The representative or representatives of the Underwriters, if any, specified in the Pricing Agreement are referred to herein as the "Representatives"; provided, however, that if the Pricing



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Agreement does not specify any representative of the Underwriters, the term
"Representatives" shall mean the Underwriters.

         The Pricing Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein.

         Section 1. Representations and Warranties. Each of the Trust and the Company, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement (Nos. 333-40583, 333-40583-01,
         333-40583-02, 333-40583-03 and 333-40583-04) on Form S-3 relating to, among other securities, the Securities, and all post-effective amendments thereto required to the date of the Pricing Agreement, have been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives (and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein on or prior to the date of the Pricing Agreement, to the Representatives for each of the other Underwriters) and such registration statement and each such amendment thereto, if any, have been declared effective by the Commission and no stop order suspending the effectiveness thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. For purposes of this Agreement, (i) the term "Registration Statement" shall mean the foregoing registration statement, including all exhibits thereto and all documents incorporated by reference therein as of the effective date thereof; and any reference to the Registration Statement as amended (or similar wording) shall mean the Registration Statement, including all post-effective amendments thereto and all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Registration Statement and that are deemed to be incorporated by reference in the Registration Statement upon the filing of such documents with the Commission and the information, if any, deemed to be a part thereof pursuant to Rule 434 under the Securities Act of 1933, as amended (the "Act"); (ii) the term "Prospectus" shall mean the prospectus, including all documents incorporated by reference therein as of the date thereof, relating to the Securities in the form included in the Registration Statement as of the effective date thereof or, if different, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of the Pricing Agreement, as amended or supplemented to reflect the terms of the offering of the Securities by (A) if the Company elects not to rely on Rule 434 under the Act, the Prospectus Supplement contemplated by Section 3(a) hereof, in the form in which such Prospectus Supplement is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 3(a) hereof or (B) if the Company elects to rely on Rule 434 under the Act, the Term Sheet contemplated by Section 3(a) hereof, in the form in which such Term Sheet is filed with the Commission pursuant to Rule 424(b) (7) under the Act in accordance with Section 3(a) hereof (and, in such case, the term "Prospectus" shall include such Term Sheet and the Rule 434(c) (2) Prospectus referred to in Section 3(a), if any, each individually and taken together); any reference to the date of the Prospectus shall be deemed to refer to the date of such Prospectus Supplement or Term Sheet, as the case may be, and any reference to the Prospectus as amended or supplemented (or similar wording) shall mean the Prospectus, including all



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         supplements thereto and all documents filed by the Company with the
         Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Prospectus and that are deemed to be incorporated by reference in the Prospectus upon the filing of such documents with the Commission; and (iii) the term "Preliminary Prospectus" shall mean any preliminary prospectus relating to the Securities, including all documents incorporated by reference therein as of the date thereof, included in the registration statement prior to the effectiveness thereof or filed with the Commission pursuant to Rule 424(a) under the Act; and any reference to any Preliminary Prospectus as amended or supplemented (or similar wording) shall mean such Preliminary Prospectus, including all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of such Preliminary Prospectus and that are deemed to be incorporated by reference in the Preliminary Prospectus upon the filing of such documents with the Commission. If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) under the Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 (b) Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (Nos. 333-40583, 333-40583-01, 333-40583-02, 333-40583-03 and 333-40583-04 (the
         "Original Registration Statement")) and the Rule 462 (b) Registration Statement, as each such registration statement may be amended pursuant to the Act;

                  (b) The documents incorporated by reference in the Prospectus, as amended or supplemented, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the other information included or incorporated by reference in the Prospectus at the time the Registration Statement became effective, at the time any post-effective amendment thereto became effective and at the time any annual report on Form 10-K was filed by the Company and incorporated by reference into the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed during the period during which delivery of a prospectus is required in connection with the offering or sale of the Preferred Securities, and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the other information included or incorporated by reference in the Prospectus at the time such documents are filed with the Commission, none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by or on behalf of an Underwriter through the Representatives expressly for use in the Prospectus;

                  (c) The Registration Statement, as amended, and the Prospectus, as amended, conform, and any amendments or supplements thereto filed during the period during which delivery of a prospectus is required in connection with the offering or sale of the Securities will conform, in all material respects to the applicable requirements of the Act,



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         the Trust Indenture Act of 1939, as amended (the "Trust Indenture
         Act"), and the rules and regulations of the Commission thereunder. The Registration Statement, as amended, and the Prospectus, as amended or supplemented, each as of the effective date of the Registration Statement, as of the effective date of each post-effective amendment to the Registration Statement, if any, and at the time any annual report on Form 10-K was filed by the Company and incorporated by reference into the Prospectus, did not, as of the date of the Pricing Agreement do not, and as of the Time of Delivery (as hereinafter defined) and during the period during which delivery of a prospectus is required in connection with the offering and sale of the Securities, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by or on behalf of an Underwriter through the Representatives expressly for use in the Prospectus, or to the Statements of Eligibility on Form T-1 (the "Forms T-1"), except as to statements or omissions in such Forms T-1 made in reliance upon information furnished in writing to the Debenture Trustee or the Guarantee Trustee by or on behalf of the Trust or the Company for use therein;

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, financial condition, shareholders' equity (without considering the effect of unrealized gains and losses on debt and equity securities classified as "available for sale" under Statement of Financial Accounting Standards
         (SFAS) No. 115) or results of operations of the Trust or of the Company and its subsidiaries taken as a whole, other than as set forth or contemplated in the Prospectus as amended or supplemented, whether or not arising in the ordinary course of business;

                  (e) The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration of Trust dated as of November 14, 1997 (the "Declaration") (and, at each Time of Delivery (as defined in Section 2), the Amended and Restated Declaration of Trust (the "Amended Declaration") among the Company, the trustees named therein (the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust), and the other agreements and instruments contemplated by the Declaration or the Amended Declaration; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Declaration or the Amended Declaration and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;



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                  (f) The Company has been duly incorporated and is validly
         existing as a corporation under the laws of the State of Texas with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; each of the Company's consolidated subsidiaries the consolidated assets of which constitute at least 15 percent of the consolidated assets of the Company (herein the "Selected Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; and each of the Company and the Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own or lease its properties and conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole, and neither the Company nor any of the Selected Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business of the Company and its subsidiaries taken as a whole;

                  (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plans, dividend reinvestment plans, or the exercise of convertible securities or options referred to in the Prospectus or subsequent purchases, if any, pursuant to the Company's share buyback program); and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus;

                  (h) All of the outstanding shares of capital stock of each of the Selected Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances;

                  (i) The Preferred Securities have been duly and validly authorized by the Trust, and, when the Preferred Securities are issued and delivered against payment therefor as provided herein and in the Pricing Agreement, such Preferred Securities will



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         be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description of the Preferred Securities contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Amended Declaration, and the terms of the Preferred Securities are valid and binding on the Trust; the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  (j) The Common Securities of the Trust have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each Time of Delivery (as defined in Section 2 hereof), all of the issued and outstanding Common Securities of the Trust will be directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (k) The issue and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust, the exchange by the Trust of Junior Subordinated Debentures for Preferred Securities, the compliance by the Trust with all of the provisions of this Agreement and the Pricing Agreement, and the consummation of the other transactions herein and therein contemplated will not conflict with or result in any violation of (i) the Declaration, the Amended Declaration or the Certificate of Trust dated November 14, 1997 (the "Certificate of Trust") or (ii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, in any manner which, in the case of clause (ii), would have a material adverse effect on the Trust; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities and the Common Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust, the exchange by the Trust of Junior Subordinated Debentures for Preferred Securities, or the consummation by the Trust of the other transactions contemplated by this Agreement or the Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" or state insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                  (l) The issue and sale of the Preferred Securities and the Common Securities by the Trust, the issue by the Company of the Guarantee, the issue and sale by the Company of the Junior Subordinated Debentures, the exchange by the Trust of the Junior Subordinated Debentures for Preferred Securities, the compliance by each of the Trust and the Company with all of the provisions of this Agreement, the Pricing Agreement, the Declaration, the Amended Declaration, the Certificate of Trust, the Guarantee, the Junior Subordinated Debentures and the Indenture, and the consummation of the other



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         transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (ii) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated Bylaws of the Company or (y) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Selected Subsidiaries or any of their properties, in any manner which, in the case of clauses
         (i) and (ii)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue by the Company of the Guarantee, the issue and sale by the Company of the Junior Subordinated Debentures, the exchange by the Trust of Junior Subordinated Debentures for Preferred Securities, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the Declaration, the Amended Declaration, the Certificate of Trust, the Indenture or the Guarantee, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws or state insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                  (m) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any of its subsidiaries is a party or of which any property of the Trust, the Company or any of its subsidiaries is subject which, individually or in the aggregate, are expected to have a material adverse effect on the business, financial condition, or results of operations of the Trust or of the Company and its subsidiaries taken as a whole; and, to the best of the Trust's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (n) Neither the Trust nor the Company is or, after giving effect to the issue and sale of the Preferred Securities and the Junior Subordinated Debentures, respectively, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (o) The Junior Subordinated Debentures have been duly and validly authorized and, when executed and authenticated pursuant to the Indenture, and issued and delivered against payment therefor as contemplated by this Agreement and the Pricing Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Debenture Trustee, will constitute a


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         valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Junior Subordinated Debentures and the Indenture will conform in all material respects with the descriptions thereof contained in the Prospectus;

                  (p) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company as contemplated by this Agreement and the Pricing Agreement, will have been duly executed, issued and delivered, and assuming the valid execution and delivery by the Guarantee Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee has been duly qualified under the Trust Indenture Act; and the Guarantee will conform in all material respects with the description thereof contained in the Prospectus;

                  (q) The Amended Declaration has been duly and validly authorized and, when validly executed and delivered by the Company and the Trustees, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Amended Declaration will conform in all material respects to the description thereof contained in the Prospectus; and

                  (r) In connection with the offering of the Preferred Securities, neither the Trust nor the Company has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in a violation of the anti-manipulation provisions under the Exchange Act, including Regulation M.

         Section 2. Purchase and Offering of Securities. The obligation of the Trust to issue and sell the Preferred Securities and the obligation of any of the Underwriters to purchase the Preferred Securities shall be evidenced by the Pricing Agreement, which shall specify the aggregate number of the Initial Preferred Securities, the maximum member of Option Preferred Securities, if any, the initial public offering price of such Initial Preferred Securities and Option Preferred Securities, if any, or the manner of determining such price, the variable terms of the Preferred Securities, including whether and the terms on which and terms of the Junior Subordinated Debentures into which the Preferred Securities may be exchangeable, the form of the Preferred Securities, the purchase price to the Underwriters of such Preferred Securities, the names of the Underwriters of such Preferred Securities (subject to substitution as provided by Section 7 herein), the names of the Representatives of such Underwriters, the number of such Preferred Securities to be purchased by each Underwriter and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Initial Preferred Securities and Option Preferred Securities, if any, and payment therefor. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other



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rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint. Upon the execution of the Pricing Agreement and authorization by the Representatives of the release of the Initial Preferred Securities, the several Underwriters propose to offer the Initial Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.

         The Trust may specify in the Pricing Agreement that the Trust thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Option Preferred Securities set forth in such Pricing Agreement, on the same terms as the Initial Preferred Securities, for the sole purpose of covering over-allotments in the sale of the Initial Preferred Securities. Any such election to purchase Option Preferred Securities may be exercised by written notice from the Representatives to the Trust, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Option Preferred Securities to be purchased and the date on which such Option Preferred Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined below) or, unless the Representatives and the Trust otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in the Pricing Agreement.

         The number of Option Preferred Securities to be added to the number of Initial Preferred Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement shall be, in each case, the number of Option Preferred Securities which the Trust has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Trust has not been so advised, the number of Option Preferred Securities to be so added shall be, in each case, that proportion of Option Preferred Securities which the number of Initial Preferred Securities to be purchased by such Underwriter under the Pricing Agreement bears to the aggregate number of Initial Preferred Securities (rounded as the Representatives may determine to the nearest 100 shares). The total number of Preferred Securities to be purchased by all the Underwriters pursuant to the Pricing Agreement shall be the aggregate number of Initial Preferred Securities set forth in Schedule I to the Pricing Agreement plus the aggregate number of Option Preferred Securities which the Underwriters elect to purchase.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Junior Subordinated Debentures, the Company hereby agrees to pay at each Time of Delivery to the Representatives, for the accounts of the several Underwriters, an amount per Preferred Security specified in the Pricing Agreement for the Preferred Securities to be delivered hereunder at such Time of Delivery.

         The Initial Preferred Securities and the Option Preferred Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in the form specified in the Pricing Agreement, shall be delivered by or on behalf of the Trust to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer to the account specified by the Trust in same day funds, (i) with respect to the Initial Preferred Securities, all in the manner and at the place and time and date specified in the Pricing Agreement or at such other place and time and date as the Representatives and the Trust may agree upon in writing (such time and date being herein called the "First Time of Delivery") and (ii) with respect to the Option Preferred Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Option Preferred Securities, or at such other time and date as the Representatives and the Trust may agree upon in writing (such time and date, if not the First Time of Delivery, being herein called the "Second Time of Delivery"). Each such time and date for delivery is herein called a "Time of Delivery".

         At each Time of Delivery, the Company will pay, or cause to be paid, the compensation payable at such Time of Delivery to the Underwriters in the same funds and manner as the purchase price for the Preferred Securities to be paid by the Underwriters to the Trust (any such certified or official bank check or checks to be payable to the order of the Representatives and any such wire transfer to be to the account specified by the Representatives).

         Section 3. Certain Agreements of the Company. Each of the Trust and the Company, jointly and severally, agrees with each of the Underwriters:

                  (a) Immediately following the execution of the Pricing Agreement, to prepare (i) if the Trust and the Company elect not to rely on Rule 434 under the Act, an amendment or supplement to the prospectus related to the Securities to reflect the terms of the offering of the Securities (the "Prospectus Supplement") in a form reasonably approved by the Representatives, and to file the Prospectus Supplement pursuant to Rule 424(b) (2) or (5) under the Act by 3:00 p.m., New York City time, on the business day immediately succeeding the date of the Pricing Agreement (or such other time as shall be specified in the Pricing Agreement), or (ii) if the Trust and the Company elect to rely on Rule 434 under the Act, (A) an abbreviated term sheet relating to the Preferred Securities, the Guarantee and the Junior Subordinated Debentures (the "Term Sheet") that complies with the requirements of Rule 434(c) (3) and (e) under the Act in a form reasonably approved by the Representatives, and (B) if required by Rule 434(c) (2) under the Act, a form of Prospectus relating to the Preferred Securities, the Guarantee and the Junior Subordinated Debentures (the "Rule 434(c) (2) Prospectus") complying with Rule 434(c) (2) under the Act in a form reasonably approved by the Representatives, and to file such Term Sheet pursuant to Rule 424(b)
         (7) under the Act, and any such Rule 434(c) (2) Prospectus pursuant to Rule 424(b) under the Act, in each case by 3:00 p.m., New York City time, on the business day immediately succeeding the date of the Pricing Agreement (or such other time as shall be specified in the Pricing Agreement); except as otherwise required by law, to make no amendment or supplement to the Registration Statement or Prospectus after the date of the Pricing Agreement and prior to any Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; for so long as the delivery of a prospectus is required in connection with the offering or sale of the Preferred Securities, to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust or the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Preferred Securities, the Guarantee and the Junior Subordinated Debentures, or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities and insurance laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws to the extent necessary to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities; provided, however, that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred or condition exist as a result of which the Prospectus, as it may then be amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period, in the opinion of the Representatives, the Trust or the Company, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives of such event, condition, filing, amendment or supplement and upon the Representatives' request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than 90 days following the close of the period covered thereby, an earnings statement, covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement, of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement and continuing to and including the last Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other beneficial interests of the Trust, or any preferred securities or any securities of the Trust or the Company, as the case may be, that are substantially similar to the Preferred Securities, including the Guarantee, and including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive Preferred Securities, preferred securities or any such substantially similar securities of either the Trust or the Company, without the prior consent of the Representatives;

                  (f) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                  (g) To use the net proceeds received by it from the sale of the Preferred Securities, in the case of the Trust, and the Junior Subordinated Debentures, in the case of the Company, as contemplated in this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (h) In the case of the Company, to issue and deliver the Guarantee and the Junior Subordinated Debentures concurrently with the issuance and sale of the Preferred Securities; and

                  (i) If the Pricing Supplement specifies that the Preferred Securities are to be listed on a securities exchange, to use its best efforts to list on such securities exchange, subject to notice of issuance, (i) the Preferred Securities, and (ii) the Junior Subordinated Debentures, upon any distribution thereof to holders of the Preferred Securities.

         Section 4. Payment of Expenses. Each of the Trust and the Company jointly and severally covenants and agrees with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Declaration, the Amended Declaration, the Indenture, the Junior Subordinated Debentures, the Guarantee, any Blue Sky survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities and insurance laws as provided in Section 3(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Securities; (vi) any fees and expenses in connection with listing on one or more securities exchanges and under the Exchange Act of the Preferred Securities and, if applicable, any Junior Subordinated Debentures distributed to holders of the Preferred Securities; (vii) the cost of preparing certificates, if any, for the Preferred Securities and any Junior Subordinated Debentures; (viii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (ix) the cost of qualifying the Preferred Securities and the Junior Subordinated Debentures with DTC; (x) the cost and charges of any conversion agent; (xi) the fees and expenses of the Debenture Trustee, the Guarantee Trustee and the trustees of the Trust and the fees and disbursements of their counsel; and (xii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section 4. It is understood, however, that, except as provided in this
Section 4, Section 6 and Section 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their own counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

         Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Trust and the Company in or incorporated by reference in the Pricing Agreement are, at and as of each Time of Delivery, true and correct, the condition that the Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus Supplement or, if the Company shall have elected to rely on Rule 434 under the Act, the Term Sheet and any Rule 434 (c) (2) Prospectus required by Rule 434 (c) (2) under the Act, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed therefor by Section 3(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Brown & Wood LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery, with respect to the incorporation of the Company and the formation of the Trust, the validity of the Preferred Securities and the Junior Subordinated Debentures being delivered at each Time of Delivery and with respect to the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (in rendering such opinion or opinions, Brown & Wood LLP may rely as to matters of Texas law upon the opinions of Vinson & Elkins L.L.P. and of the General Counsel, the Deputy General Counsel or the Associate General Counsel - Corporate/Finance of the Company referred to in subsections 5(c) and 5(d), respectively, and as to matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A., referred to in subsection 5(e));

                  (c) Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representatives their written opinion (in rendering such opinion, Vinson & Elkins L.L.P. may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A., referred to in subsection 5(e)), dated each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Declaration and the Amended Declaration have
                  each been duly and validly authorized, executed and delivered by the Company and the Declaration and the Amended Declaration each conforms in all material respects to the description thereof contained in the Prospectus; and the Amended Declaration has been duly qualified under the Trust Indenture Act;

                           (iii) All of the issued and outstanding Common
                  Securities of the Trust are owned of record directly or indirectly by American General, free and clear of all liens and encumbrances known to such counsel;

                           (iv) This Agreement and the Pricing Agreement have
                  each been duly authorized, executed and delivered by each of the Trust and the Company;

                           (v) The issue and sale by the Trust of the Preferred
                  Securities and Common Securities being delivered at such Time of Delivery, the purchase by the Trust of the Junior Subordinated Debentures being purchased at such Time of Delivery, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, the compliance by the Trust with all of the provisions of this Agreement and the Pricing Agreement, and the consummation of the other transactions contemplated herein and therein will not result in any violation of the provisions of this Agreement, the Pricing Agreement, the Amended Declaration or the Certificate of Trust or any statute, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of its properties (other than any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties solely as a result of the Trust's affiliation with the Company or its subsidiaries); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Trust of the Preferred Securities and the Common Securities being delivered at such Time of Delivery, the purchase by the Trust of the Junior Subordinated Debentures being purchased at such Time of Delivery, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, or the consummation by the Trust of the other transactions contemplated by this Agreement and the Pricing Agreement, other than any such consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Trust or any of its properties solely as a result of the Trust's affiliation with the Company or its subsidiaries and except such as have been obtained under the Act and the Trust Indenture Act prior to such Time of Delivery and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws or insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                           (vi) The statements set forth in the Prospectus under
                  the captions "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Relationship among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantee", "Description of Common Stock", "Description of Preferred Stock", and any similar caption in the Prospectus as amended with respect to the Preferred Securities, insofar as they purport to constitute a summary of the terms of the Junior Subordinated Debentures, the Preferred Securities, the Guarantee, the Common Stock, and the Preferred Stock, respectively, are accurate summaries in all material respects and fairly present in all material respects the information set forth therein;

                           (vii) Such counsel confirms their opinion filed as
                  Exhibit 8 to the Registration Statement and the information in the Prospectus under "Certain Federal Income Tax Consequences", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings or legal conclusions, is correct in all material respects;

                           (viii) The Junior Subordinated Debentures have been
                  duly and validly authorized and, when executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor as contemplated by this Agreement and the Pricing Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture; the Junior Subordinated Debentures are in the form authorized in or pursuant to the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Debenture Trustee) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Junior Subordinated Debentures and the Indenture conform in all material respects to the description thereof contained in the Prospectus;

                           (ix) The Guarantee has been duly and validly
                  authorized, executed and delivered by the Company and (assuming the Guarantee has been duly authorized, executed and delivered by the Guarantee Trustee) will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee has been duly qualified under the Trust Indenture Act; and the Guarantee conforms in all material respects to the description thereof contained in the Prospectus;

                           (x) The Registration Statement is effective under the
                  Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                           (xi) The documents incorporated by reference in the
                  Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                           (xii) The Registration Statement, at the time it
                  became effective, and as amended or supplemented as of the date of the Pricing Agreement (or, if the Company shall have elected to rely on Rule 434 under the Act, as of the time the Term Sheet was filed with the Commission pursuant to Rule 434(b) (7) under the Act) (other than the financial statements and other financial information included therein or the Forms T-1, as to which no opinion or belief need be expressed), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder; and

                           (xiii) Neither the Trust nor the Company is or, after
                  giving effect to the issue and sale of the Preferred Securities and the Junior Subordinated Debentures, will be, an "investment company" as such term is defined in the Investment Company Act.

         In addition, such opinion shall also contain a statement that no facts have come to such counsel's attention that lead them to believe that the Registration Statement (other than the financial statements and other financial data contained therein, as to which such counsel need not express any comment), at the time it became effective, and if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed, as the case may be, and as of the date of the Pricing Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and other financial data contained therein, as to which such counsel need not express any comment), as amended or supplemented to reflect the terms of the offering of the Securities by the Prospectus Supplement or Term Sheet, as the case may be, and as amended or supplemented at the Time of Delivery, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) The General Counsel or an Associate General Counsel of the Company shall have furnished to the Representatives his or her written opinion, dated each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) Each of the Selected Subsidiaries has been duly
                  incorporated and is validly existing as a business corporation or an insurer, as the case may be, in good standing under the laws of its jurisdiction of incorporation, provided, however, that "good standing" means with respect to any corporation incorporated under the laws of the State of Indiana that such corporation has filed its most recent annual report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such corporation; to the knowledge of such counsel, each of the Company and the Selected Subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each Selected Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, each of the Company and the Selected Subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own or lease its properties and to conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (ii) upon opinions (in form and substance reasonably satisfactory to the Representatives) of local counsel and of counsel for the Selected Subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives; and in respect of matters of fact upon certificates of officers of the Company or the Selected Subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions and certificates);

                           (iii) To the knowledge of such counsel, there are no
                  legal or governmental proceedings pending or threatened of a character that are required to be disclosed in the Registration Statement and Prospectus, other than as disclosed therein; and to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                           (iv) The issue and sale by the Trust of the Preferred
                  Securities and Common Securities being delivered at such Time of Delivery, the purchase by the Trust of the Junior Subordinated Debentures being purchased at such Time of Delivery, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, the compliance by the Trust with all of the provisions of this Agreement and the Pricing Agreement, and the consummation of the other transactions contemplated herein and therein will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties solely as a result of the Trust's affiliation with the Company or its subsidiaries, which violation would have a material adverse effect on the business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale by the Trust of the Preferred Securities and Common Securities being delivered at such Time of Delivery, the purchase by the Trust of the Junior Subordinated Debentures being purchased at such Time of Delivery, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, or the consummation by the Trust of the other transactions contemplated by this Agreement or the Pricing Agreement solely as a result of the Trust's affiliation with the Company or its subsidiaries, except such as have been obtained under the Act and the Trust Indenture Act prior to such Time of Delivery and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws or insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters; and

                           (v) The issue and sale by the Trust of the Preferred
                  Securities and Common Securities being delivered at such Time of Delivery, the issue by the Company of the Guarantee, the issue and sale by the Company of the Junior Subordinated Debentures, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, the compliance by each of the Trust and the Company with all of the provisions of this Agreement, the Pricing Agreement, the Declaration, the Amended Declaration, the Certificate of Trust, the Guarantee, the Junior Subordinated Debentures and the Indenture and the consummation of the other transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation or the Amended and Restated By-Laws of the Company or (y) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (v) with respect to subsidiaries upon opinions (in form and substance reasonably satisfactory to the Representatives) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Underwriters, copies of which shall be furnished to the Representatives, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue by the Company of the Guarantee, the issue and sale by the Company of the Junior Subordinated Debentures, the exchange by the Trust of Junior Subordinated Debentures for such Preferred Securities, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pricing Agreement, the Indenture, the Amended Declaration, the Certificate of Trust or the Guarantee, except such as have been obtained under the Act and the Trust Indenture Act prior to such Time of Delivery and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws or insurance laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters;

                  (e) Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act, and, under the Amended Declaration and the Delaware Business Trust Act, has the trust power and authority to own its properties and conduct its business as described in the Prospectus; and all filings required under the laws of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) The Amended Declaration constitutes a valid and
                  binding obligation of the Company and the trustees of the Trust and is enforceable against the Company and such trustees in accordance with its terms; and the Preferred Securities being delivered at such Time of Delivery have the rights set forth in the Amended Declaration subject to the effect upon the Amended Declaration of (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification;

                           (iii) Under the Amended Declaration and the Delaware
                  Business Trust Act, the Trust has the trust power and authority to (a) execute and deliver, and to perform its obligations under this Agreement and the Pricing Agreement and
                  (b) issue and perform its obligations under the Preferred Securities and the Common Securities being delivered at such Time of Delivery;

                           (iv) Under the Amended Declaration and the Delaware
                  Business Trust Act, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                           (v) The Common Securities of the Trust being
                  delivered at such Time of Delivery have been duly authorized by the Amended Declaration and are validly issued undivided beneficial interests in the assets of the Trust; the Preferred Securities being delivered at such Time of Delivery have been duly and validly authorized by the Amended Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of such Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that such holders may be obligated, pursuant to the Amended Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing such Preferred Securities and the issuance of replacement certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Amended Declaration) to exercise its rights and powers under the Amended Declaration;

                           (vi) Under the Amended Declaration and the Delaware
                  Business Trust Act, the issuance of the Preferred Securities and the Common Securities being delivered at such Time of Delivery is not subject to preemptive or other similar rights;

                           (vii) The execution, delivery and performance of this
                  Agreement, the Pricing Agreement, the Amended Declaration, the Preferred Securities and the Common Securities, the consummation of the transactions contemplated herein and therein, and the compliance by the Trust with its obligations hereunder and thereunder do not and will not result in any violation of the Amended Declaration, the Certificate of Trust or any applicable Delaware law or administrative regulation thereunder;

                           (viii) Except as previously made or obtained, as the
                  case may be, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency is necessary or required to be obtained by the Trust solely in connection with the execution or delivery by the Trust of this Agreement or the Pricing Agreement, or the performance by the Trust of the transactions contemplated hereby or thereby, including the issuance and sale of the Preferred Securities and the Common Securities being delivered at such Time of Delivery; and

                           (ix) The holders of the Preferred Securities being
                  delivered at such Time of Delivery (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (f) Richards, Layton & Finger, P.A., special Delaware counsel to Bankers Trust (Delaware), as Delaware Trustee under the Amended Declaration, shall have furnished to the Representatives their written opinion, dated each Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that Bankers Trust (Delaware) has been duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware and has the corporate power and authority to act as trustee of a statutory Delaware business trust under the laws of the State of Delaware, 12 Del.C. Section 3801, et seq.;

                  (g) On the date of the Pricing Agreement prior to the execution thereof and also at each Time of Delivery, the independent certified public accountants who have audited the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters dated such Time of Delivery, with respect to such consolidated financial statements, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex II hereto;

                  (h) Since the date of the Pricing Agreement and since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement, there shall have been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, financial condition, shareholders' equity or results of operations of the Trust or of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, the effect of which is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Prospectus;

                  (i) On or after the date of the Pricing Agreement, no downgrading shall have occurred in the rating accorded the Preferred Securities or any of the Company's long-term debt securities or preferred stock by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Services;

                  (j) On or after the date of the Pricing Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or any other exchange on which application shall have been made to list the Preferred Securities; (ii) a suspension or material limitation in trading in the Preferred Securities or any of the Company's securities on the New York Stock Exchange or any other national securities exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection 5(i), in the reasonable judgment of the Representatives, makes it impracticable to proceed with the public offering or the delivery of the Initial Preferred Securities or the Option Preferred Securities, if any, or both on the terms and in the manner contemplated in the Prospectus;

                  (k) The Amended Declaration, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

                  (l) The Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery, a certificate or certificates of the Trust and the Company satisfactory to the Representatives, signed by the administrative trustees of the Trust and the Chairman, the Vice Chairman, the President or a Vice President of the Company, as the case may be, as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of such Time of Delivery, as to the performance by the Trust and the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in the first two clauses of subsection 5(a) and in subsection 5(h) and as to such other matters as the Representatives may reasonably request; and

                  (m) If the Pricing Supplement specifies that the Preferred Securities are to be listed on a securities exchange, the Preferred Securities, at each Time of Delivery, shall have been duly listed, subject to notice of issuance, on such securities exchange.

         Section 6. Indemnification.

                  (a) The Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, as incurred, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing for or defending against any such action or claim, commenced or threatened; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; and provided, further, that neither the Trust nor the Company shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference therein) in any case where such delivery is required by the Act if the Trust or the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                  (b) Each Underwriter will indemnify and hold harmless the Trust and the Company against any losses, claims, damages or liabilities, as incurred, to which the Trust or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Trust and the Company by or on behalf of such Underwriter through the Representatives expressly for use therein, and will reimburse the Trust and the Company for any legal or other expenses reasonably incurred by the Trust or the Company in connection with investigating, preparing for or defending against any such action or claim, commenced or threatened.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement or threat of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement or threat thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be commenced or threatened against any indemnified party and it shall notify the indemnifying party of the commencement or threat thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish and so elect within a reasonable time after receipt of such notification, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and it being understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (provided that local counsel may be retained to the extent necessary) for all such indemnified parties (treating the indemnified party and the persons referred to in subsection (e) below to which the provisions of this Section 6 shall extend as a single indemnified party for such purpose)), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above or is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if either the Trust or the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability results from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing for or defending against any such action or claim. Notwithstanding the provisions of this subsection
         (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Preferred Securities and not joint.

                  (e) The obligations of the Trust and the Company under this
         Section 6 shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Trust and of the Company, as the case may be, and to each person, if any, who controls the Trust or the Company within the meaning of the Act.

         Section 7. Default of Underwriters.

                  (a) If any Underwriter shall default in its obligation to purchase the Initial Preferred Securities or Option Preferred Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Initial Preferred Securities or Option Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Initial Preferred Securities or Option Preferred Securities, as the case may be, then the Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Initial Preferred Securities or Option Preferred Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Trust and the Company that they have so arranged for the purchase of such Initial Preferred Securities or Option Preferred Securities, as the case may be, or the Trust and the Company notify the Representatives that they have so arranged for the purchase of such Initial Preferred Securities or Option Preferred Securities, as the case may be, the Representatives or the Trust and the Company shall have the right to postpone the applicable Time of Delivery for such Initial Preferred Securities or Option Preferred Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement and the Pricing Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Initial Preferred Securities or Option Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Company as provided in subsection (a) above, the aggregate number of such Initial Preferred Securities or Option Preferred Securities which remains unpurchased does not exceed ten percent of the aggregate number of the Initial Preferred Securities or Option Preferred Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Initial Preferred Securities or Option Preferred Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of the Initial Preferred Securities or Option Preferred Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement) of the Initial Preferred Securities or Option Preferred Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Initial Preferred Securities or Option Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Company as provided in subsection (a) above, the aggregate number of Initial Preferred Securities or Option Preferred Securities, as the case may be, which remains unpurchased exceeds ten percent of the aggregate number of the Initial Preferred Securities or Option Preferred Securities, as the case may be, to be purchased at the respective Time of Delivery, as determined as set forth in subsection (b) above, or if the Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Initial Preferred Securities or Option Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Trust or the Company, except for the expenses to be borne by the Trust, the Company and the Underwriters as provided in Section 4 hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust or the Company, or any officer, trustee or director or controlling person of the Trust or the Company, and shall survive delivery of and payment for the Preferred Securities. If the Pricing Agreement shall be terminated pursuant to
Section 7 hereof, neither the Trust nor the Company shall then be under any liability to any Underwriter except as provided in Section 4 and Section 6 hereof; but, if for any other reason Preferred Securities are not delivered by or on behalf of the Trust as provided herein, the Trust and the Company, jointly and severally, will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities not so delivered, but the Trust and the Company shall then be under no further liability to any Underwriter with respect to such Preferred Securities except as provided in
Section 4 and Section 6 hereof.

         Section 9. Parties and Notices.

                  (a) In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement; and

                  (b) All statements, requests, notices and agreements hereunder shall be in writing, or by telegram or facsimile transmission if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the Representatives, as such, at the address of the Representatives designated for such purpose as set forth in the Pricing Agreement; and if to the Trust or the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 6(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         Section 10. Successors. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Company and, to the extent provided in Section 6 and Section 8 hereof, the officers, trustees and directors of the Trust and the Company and each person who controls the Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         Section 11. Governing Law. This Agreement and the Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State.

         Section 12. Time of the Essence. Time shall be of the essence of the Pricing Agreement.

         Section 13. Counterparts. The Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I

                                PRICING AGREEMENT


[Name of Representative]
[Name(s) of Co-Representative(s),]
     As Representatives of the several
     Underwriters named in Schedule I hereto, c/o [Name of Representative]
[Representative's Address]

                                                                          , 19

Ladies and Gentlemen:

         American General Capital [ ], a statutory business trust created under the laws of the State of Delaware (the "Trust"), and American General Corporation, a Texas corporation, as depositor of the Trust and as guarantor (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement filed as an exhibit to the registration statement filed by the Trust and the Company on Form S-3 (Nos. 333-40583, 333-40583-01, 333-40583-02, 333-40583-03 and 333-40583-04) and attached hereto (the
"Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Preferred Securities specified in
Schedule II hereto, consisting of the Initial Preferred Securities and any Option Preferred Securities granted to the Underwriters which the Underwriters elect to purchase.

         If so specified in Schedule II hereto, the Preferred Securities are exchangeable into Junior Subordinated Debentures of the Company or other property or securities specified in Schedule II hereto. The Preferred Securities will be guaranteed by the Company on a limited basis as to the payment of Distributions and as to payments on liquidation or redemption (the "Guarantee").

         Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented with respect to the Preferred Securities. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters pursuant to Section 9 of the Underwriting Agreement and the address of the Representatives referred to in such Section 9 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Preferred Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Initial Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the option, if any, to purchase Option Preferred Securities, as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price to the Underwriters set forth in
Schedule II hereto that portion of the number of Option Preferred Securities as to which such option shall have been exercised.

         If so specified in Schedule II, the Trust hereby grants to each of the Underwriters the right to purchase at their option up to the number of Option Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the preceding paragraph for the sole purpose of covering over-allotments, if any, in the sale of the Initial Preferred Securities. Any such option to purchase Option Preferred Securities may be exercised by written notice from the Representatives to the Trust given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Option Preferred Securities to be purchased and the date on which such Option Preferred Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us one counterpart hereof for the Trust and one for the Company, one for each of the Representatives and one for each counsel, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                   Very truly yours,

                                   American General Capital [ ],

                                   By:      American General Corporation,
                                                as depositor



                                   By:
                                       ----------------------------------
                                   Name:
                                   Title:


                                   American General Corporation


                                   By:
                                       ----------------------------------
                                   Name:
                                   Title:


Accepted as of the date hereof:

[Name of Representative]
[Name(s) of Co-Representative(s)]

By:
    -----------------------------------
    [Name:
    Title:
    Name of Representative Partnership]

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                 [MAXIMUM NUMBER
                                                                           NUMBER OF           OF OPTION PREFERRED
                                                                       INITIAL PREFERRED         SECURITIES WHICH
                                                                        SECURITIES TO BE              MAY BE
                           UNDERWRITER                                     PURCHASED                PURCHASED

[Name of Representative]........................................
[Name(s) of Co-Representative(s)]...............................
[Names of other Underwriters]...................................



                                                                      ---------------------    ---------------------
Total...........................................................                                                   ]
                                                                      =====================    =====================

                                   SCHEDULE II

Title of Preferred Securities:

Filing Date:

         [Time and date Prospectus Supplement and/or Term Sheet to be filed pursuant to Rule 424 (b)]

Number of Preferred Securities:
     Number of Initial Preferred Securities:
     Maximum Number of Option Preferred Securities, if any:

Distribution Payments:     [Monthly, Quarterly Semi-Annually, Other], on the
                           ____ day of [the month] [____, ____, ____ and ____ in
                           each year] [____ and ____ in each year], commencing
                                          , 19  , [at an annual rate of       %
                           of the liquidation preference per share]

Record Dates:

Liquidation Preference: $          per share, plus accumulated and unpaid
Distributions to the date of payment

Exchange Provisions:

Redemption Provisions:

Initial Offering Price to Public:  $          per Preferred Security

Purchase Price by Underwriters:  $         per Preferred Security

Underwriters' Compensation:  $         per Preferred Security

Method of and Specified Funds for Payment of Purchase Price and Underwriters'
Compensation:

         By wire transfer to bank accounts specified by the Trust and the Representative in same day funds

Form of Preferred Securities:

         Book-entry-only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to each Time of Delivery at the office of DTC.

[Securities Exchange: [NYSE]]

Time of Delivery:          a.m. (New York City time),                    , 19

Closing Location:          Brown & Wood LLP
                           One World Trade Center
                           New York, New York 10048

Names and addresses of Representatives:
     Designated Representatives:
     Address for Notices, etc.:

[Other Terms]:

Title of Junior Subordinated Debentures:

Aggregate Principal Amount:

Interest Payments:         [Monthly, Quarterly Semi-Annually, Other], on the
                           ____ day of [the month] [____, ____, ____ and ____ in
                           each year] [____ and ____ in each year], commencing
                                         , 19  , [at an annual rate of      %]

Record Dates:

Maturity Date:

Redemption Provisions:

Sinking Fund Provisions:

Extension Provisions:


         * A DESCRIPTION OF PARTICULAR TAX, ACCOUNTING OR OTHER UNUSUAL FEATURES OF THE PREFERRED SECURITIES AND THE JUNIOR SUBORDINATED DEBENTURES SHOULD BE SET FORTH, OR REFERENCED TO AN ATTACHED AND ACCOMPANYING DESCRIPTION, IF NECESSARY TO THE TRUST'S AND THE COMPANY'S UNDERSTANDING OF THE TRANSACTION CONTEMPLATED. SUCH A DESCRIPTION MIGHT APPROPRIATELY BE IN THE FORM IN WHICH SUCH FEATURES WILL BE DESCRIBED IN THE PROSPECTUS SUPPLEMENT FOR THE OFFERING.

                                                                        ANNEX II


         Pursuant to subsection 5(f) of the Underwriting Agreement, the Underwriters shall have received from the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, one or more letters, dated as of each Time of Delivery, each of which shall be to the effect that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and which, when read together, shall be to the further effect that:

                  (i) In their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                  (ii) On the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included or incorporated by reference in the Registration Statement and Prospectus, a reading of any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, a reading of the latest available interim unaudited financial statements of the Company and its subsidiaries ("Interim Financials"), if any, a reading of any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus and a reading of the minutes of the Company's shareholder's meetings, the meetings of the Board of Directors, the Executive Committee of the Board of Directors, the Audit Committee of the Board of Directors and the Terms Committee of the Board of Directors since the end of the most recent fiscal year with respect to which an audit report has been issued and inquiries of and discussions with certain officials of the Company who have responsibility for financial and accounting matters with respect to the unaudited financial statements and any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus, any Interim Financials, and any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus, and as to whether (1) as of a specified date not more than three days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of the Company and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of the Company and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for-sale" under Statement of Financial Accounting Standards
         (SFAS) No. 115) as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus (the "Recent Balance Sheet") or (2) during the period, if any, from the date of the Recent Balance Sheet to the date of the most recent balance sheet included in the Interim Financials (the "Interim Period") there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than three days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, which reading, inquiries and discussions would not necessarily reveal changes in the financial position or results of operations or inconsistencies in the application of generally accepted accounting principles or other matters of significance with respect to the following, nothing came to their attention that caused them to believe that (A) any material modifications should be made to the unaudited financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus for them to be in conformity with generally accepted accounting principles or that such unaudited financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder, (B) the Interim Financials, if any, are not stated on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus, (C) any other unaudited financial statement data included or incorporated by reference in the Registration Statement and Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data were derived or any such unaudited financial statement data were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, (D) any unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, (E)(1) as of the date of the Interim Financials, if any, and as of a specified date not more than three days prior to the date of the letter, there was any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options or for purposes of employee compensation plans, upon earn-outs of performance shares, upon conversions of convertible securities and upon the exercise of put options, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in consolidated long-term debt of the Company and its subsidiaries (except for increases due to accretion of discount on original issue discount securities, if any) or any decrease in the consolidated net assets of the Company and its subsidiaries (before considering the effect of unrealized gains and losses on debt and equity securities classified as "available-for sale" under Statement of Financial Accounting Standards (SFAS) No. 115) as compared with the amounts shown on the Recent Balance Sheet or (2) during any Interim Period, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries, or (3) during the period from the date of the Interim Financials or, if there are no Interim Financials, from the date of the Recent Balance Sheet to a specified date not more than three days prior to the date of the letter there was any decrease, as compared with the corresponding period in the preceding year, in consolidated total revenues or in consolidated net income of the Company and its subsidiaries except in each such case for (1), (2) and (3) as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions as may be enumerated in such letter; and

                  (iii) In addition to the limited procedures referred to in clause (ii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general financial and accounting records of the Company and its subsidiaries, which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Representatives and have compared such amounts, percentages and financial information with the financial and accounting records of the Company and its subsidiaries and have found them to be in agreement.



                                       3